MERRILL LYNCH
TEXAS
MUNICIPAL
BOND FUND



FUND LOGO



Semi-Annual Report

January 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch Texas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis

Merrill Lynch Texas Municipal Bond Fund
January 31, 2000

point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
The volatility within the municipal market during the past six months stands in sharp contrast to the relative stability that typified the environment for the first half of last year. The degree and suddenness of the decline caught many investors by surprise as few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis had been placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yield ratios on long-term municipal bonds are once again approaching 100% of Treasury bond yields and therefore represent one of the more compelling values in the fixed-income marketplace.

Developments within the Texas municipal market mirrored those of the overall marketplace since the respective declines in issuance were roughly comparable during the six-month period. At the beginning of the six months ended January 31, 2000, our investment outlook was for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable returns for the Fund. While we achieved modest success through the use of selective restructuring, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, we have turned our efforts to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board monetary policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Texas Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 7, 2000


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                    6 Month          12 Month     Since Inception   Standardized
As of January 31, 2000                            Total Return     Total Return     Total Return     30-Day Yield
ML Texas Municipal Bond Fund Class A Shares          -5.34%           -8.76%           +57.41%           4.95%
ML Texas Municipal Bond Fund Class B Shares          -5.58            -9.22            +50.85            4.65
ML Texas Municipal Bond Fund Class C Shares          -5.62            -9.31            +20.94            4.54
ML Texas Municipal Bond Fund Class D Shares          -5.38            -8.92            +24.33            4.86

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods are from 8/30/91 for Class A & Class
 B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -6.25%        -10.00%
Five Years Ended 12/31/99                  +4.92         + 4.07
Inception (8/30/91)
through 12/31/99                           +5.74         + 5.23

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/99                        -6.72%        -10.17%
Five Years Ended 12/31/99                  +4.39         + 4.39
Inception (8/30/91)
through 12/31/99                           +5.21         + 5.21

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -6.81%         -7.68%
Five Years Ended 12/31/99                  +4.30          +4.30
Inception (10/21/94)
through 12/31/99                           +3.97          +3.97

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -6.42%        -10.16%
Five Years Ended 12/31/99                  +4.82         + 3.97
Inception (10/21/94)
through 12/31/99                           +4.52         + 3.70


 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                           (in Thousands)
S&P       Moody's    Face
Ratings   Ratings    Amount                          Issue                                                    Value

Texas--102.3%
                              Alliance Airport Authority Inc., Texas, Special Facilities
                              Revenue Bonds, AMT:
BBB-       Baa1    $ 2,500     (American Airlines Inc. Project), 7% due 12/01/2011 (k)                       $  2,577
BBB        Baa2      1,640     (Federal Express Corporation Project), 6.375% due 4/01/2021                      1,560

AAA        Aaa       2,290    Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A, 4.62%**
                              due 5/15/2013 (g)                                                                 1,030

AAA        NR*       1,915    Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                              Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (d)                      1,963

AAA        Aaa       1,000    Corpus Christi, Texas, Utility System Revenue Refunding and
                              Improvement Bonds, 5% due 7/15/2019 (e)                                             855

AAA        Aaa       1,000    Dallas-Fort Worth, Texas, International Airport Facility Improvement
                              Corporation Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60%
                              due 5/01/2032                                                                     1,021

AA         NR*       1,510    Fort Bend County, Texas, Municipal Utility District Number 23, GO,
                              6.625% 25% due 9/01/2024                                                          1,535

A1+        VMIG1++     500    Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                              (Amoco Oil Company Project), VRDN, 3.55% due 10/01/2017 (j)                         500

                              Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                              (Champion International Corporation), AMT:
BBB        NR*         725     7.25% due 4/01/2002 (h)                                                            773
BBB        Baa1      1,025     7.25% due 4/01/2017                                                              1,059

NR*        NR*       1,000    Harris County, Texas, Health Facilities Development Corporation,
                              Hospital Revenue Bonds (Memorial Hospital System Project), 7.125%
                              due 6/01/2015                                                                     1,061

A1+        NR*       1,300    Harris County, Texas, Health Facilities Development Corporation,
                              Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 3.60%
                              due 12/01/2025 (j)                                                                1,300

                              Harris County, Texas, Health Facilties Development Corporation,
                              Revenue Refunding Bonds (b):
NR*        Aa3       1,000     RITR, Series 6, 7.795% due 7/01/2027 (i)                                           921
AA         Aa3       2,500     (School Health Care System), Series B, 6.25% due 7/01/2027                       2,475

AAA        Aaa       1,750    Lamar, Texas, Consolidated Independent School District, GO,
                              Refunding, 4.75% due 2/15/2020                                                    1,423

AAA        Aaa       2,000    Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                              Series A, 5.875% due 5/15/2017 (a)                                                1,971

AA         Aa3       2,400    Lubbock, Texas, Heath Facilities Development Corporation, Revenue
                              Refunding Bonds (Saint Joseph Health System), 5.25% due 7/01/2014                 2,157

AAA        Aaa       1,500    Port Arthur, Texas, GO, 5% due 2/15/2021 (g)                                      1,267

AA         NR*       1,000    Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                              School--Texas Project), 6% due 8/15/2019                                            979

A1+        VMIG1++     200    Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                              Electric Company Project), VRDN, Series A, 3.60% due 3/01/2026 (a)(j)               200


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Texas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                (in Thousands)
S&P       Moody's    Face
Ratings   Ratings    Amount                          Issue                                                    Value

Texas (concluded)
NR*        Aa1     $ 4,000    San Antonio, Texas, Electric and Gas Revenue Refunding Bonds,
                              RIB, Series 76, 6.895% due 2/01/2015 (i)                                       $  3,360

NR*        Aaa       1,000    South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                              Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031 (d)                             1,072

                              Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT (c)(f):
NR*        Aaa       2,325     Series A, 8% due 11/01/2025                                                      2,498
NR*        Aaa       1,270     Series B, 8.50% due 11/01/2025                                                   1,356

NR*        Aaa       1,000    Texas Southern University, Public Finance Authority
                              Revenue Bonds, 4.50% due 11/01/2023 (a)                                             766

AA         Aa1       2,000    Texas State, GO, Refunding, RIB, Series B, 7.655% due 9/30/2011 (i)               2,233

AA         Aa1         800    Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                              Series A, 7% due 12/01/2025                                                         822

AA         NR*         805    Texas State, GO, Water Development Board, 7% due 8/01/2004 (h)                      870

AAA        Aa1       2,000    Texas Water Development Board Revenue Bonds (State Revolving Fund),
                              Senior Lien, Series A, 5.75% due 7/15/2014                                        1,998

AAA        Aaa       1,575    Ysleta, Texas, Independent School District, Public Facility
                              Corporation, School Facility Lease Revenue Bonds, 6% due 11/15/2013 (a)           1,608

Total Investments (Cost--$44,284)--102.3%                                                                      43,210

Variation Margin on Financial Futures Contracts***--0.1%                                                           36

Liabilities in Excess of Other Assets--(2.4%)                                                                    (998)
                                                                                                             --------
Net Assets--100.0%                                                                                           $ 42,248
                                                                                                             ========


(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FHLMC Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(k)All or a portion of security held as collateral in connection with open financial futures contracts.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of January 31, 2000 were as follows:

                                                   (in Thousands)

   Number of                             Expiration
   Contracts           Issue                Date             Value

      50         US Treasury Bonds        March 2000       $  4,611
                                                           --------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$4,516)                          $  4,611
                                                           ========

   See Notes to Financial Statements.



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$44,284,327)                                    $ 43,210,313
                    Cash                                                                                          77,475
                    Receivables:
                      Interest                                                             $    683,052
                      Variation margin                                                           35,937
                      Beneficial interest sold                                                   17,500          736,489
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    12,359
                                                                                                            ------------
                    Total assets                                                                              44,036,636
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,600,865
                      Beneficial interest redeemed                                               42,262
                      Dividends to shareholders                                                  40,522
                      Investment adviser                                                         18,904
                      Distributor                                                                14,244        1,716,797
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        72,317
                                                                                                            ------------
                    Total liabilities                                                                          1,789,114
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 42,247,522
                                                                                                            ============
Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     72,170
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        362,304
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          7,975
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          9,527
                    Paid-in capital in excess of par                                                          46,105,226
                    Accumulated realized capital losses on investments--net                                   (3,140,353)
                    Unrealized depreciation on investments--net                                               (1,169,327)
                                                                                                            ------------
                    Net assets                                                                              $ 42,247,522
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,745,975 and 721,702 shares
                    of beneficial interest outstanding                                                      $       9.35
                                                                                                            ============
                    Class B--Based on net assets of $33,863,611 and 3,623,041 shares
                    of beneficial interest outstanding                                                      $       9.35
                                                                                                            ============
                    Class C--Based on net assets of $746,187 and 79,745 shares
                    of beneficial interest outstanding                                                      $       9.36
                                                                                                            ============
                    Class D--Based on net assets of $891,749 and 95,266 shares
                    of beneficial interest outstanding                                                      $       9.36
                                                                                                            ============
                    See Notes to Financial Statements.



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $  1,476,953

Expenses:           Investment advisory fees                                               $    134,375
                    Account maintenance and distribution fees--Class B                           98,623
                    Professional fees                                                            36,349
                    Printing and shareholder reports                                             29,726
                    Accounting services                                                          12,800
                    Transfer agent fees--Class B                                                 10,824
                    Registration fees                                                             7,827
                    Custodian fees                                                                2,749
                    Pricing fees                                                                  2,727
                    Account maintenance and distribution fees--Class C                            2,331
                    Transfer agent fees--Class A                                                  1,802
                    Trustees' fees and expenses                                                   1,783
                    Account maintenance fees--Class D                                               486
                    Transfer agent fees--Class C                                                    254
                    Transfer agent fees--Class D                                                    229
                    Other                                                                         1,369
                                                                                           ------------
                    Total expenses                                                                               344,254
                                                                                                            ------------
                    Investment income--net                                                                     1,132,699
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,452,723)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        (1,548,884)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $ (2,868,908)
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                           Months Ended     Year Ended
                                                                                            January 31,       July 31,
Increase (Decrease) in Net Assets:                                                             2000             1999
Operations:         Investment income--net                                                 $  1,132,699     $  2,530,412
                    Realized gain (loss)on investments--net                                  (2,452,723)       2,283,710
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      (1,548,884)      (4,737,964)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (2,868,908)          76,158
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (193,856)        (433,734)
Shareholders:         Class B                                                                  (897,498)      (2,015,137)
                      Class C                                                                   (17,251)         (43,592)
                      Class D                                                                   (24,094)         (37,949)
                    Realized gain on investments--net:
                      Class A                                                                  (217,989)              --
                      Class B                                                                (1,151,504)              --
                      Class C                                                                   (23,656)              --
                      Class D                                                                   (27,433)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (2,553,281)      (2,530,412)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (7,379,337)      (2,867,808)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (12,801,526)      (5,322,062)
                    Beginning of period                                                      55,049,048       60,371,110
                                                                                           ------------     ------------
                    End of period                                                          $ 42,247,522     $ 55,049,048
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                              Class A
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000        1999      1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.45   $  10.90  $  10.96  $  10.57   $  10.57
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .51       .58       .57        .57
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.80)      (.45)     (.06)      .39         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.55)       .06       .52       .96        .57
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.51)     (.58)     (.57)      (.57)
                      Realized gain on investments--net                   (.30)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.51)     (.58)     (.57)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.35   $  10.45  $  10.90  $  10.96   $  10.57
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (5.34%)++    .43%     4.83%     9.39%      5.44%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .98%*      .98%      .87%      .83%       .85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.04%*     4.67%     5.25%     5.37%      5.29%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  6,746   $  8,545  $  9,842  $ 10,707   $  9,805
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.28%    129.23%    24.61%    47.83%    110.16%
                                                                      ========   ========  ========  ========   ========

                                                                                              Class B
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000        1999      1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.45   $  10.90  $  10.96 $  10.57   $  10.57
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .23        .45       .52       .52        .51
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.80)      (.45)     (.06)      .39         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.57)        --       .46       .91        .51
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.23)      (.45)     (.52)     (.52)      (.51)
                      Realized gain on investments--net                   (.30)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.53)      (.45)     (.52)     (.52)      (.51)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.35   $  10.45  $  10.90  $  10.96   $  10.57
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (5.58%)++   (.08%)    4.30%     8.84%      4.89%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.49%*     1.49%     1.38%     1.34%      1.36%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.54%*     4.15%     4.74%     4.86%      4.78%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 33,864   $ 44,502  $ 48,887  $ 56,115   $ 63,733
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.28%    129.23%    24.61%    47.83%    110.16%
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                              Class C
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000        1999      1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.46   $  10.91  $  10.97  $  10.58   $  10.57
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .44       .51       .51        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.80)      (.45)     (.06)      .39        .01
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.58)      (.01)      .45       .90        .51
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.44)     (.51)     (.51)      (.50)
                      Realized gain on investments--net                   (.30)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.52)      (.44)     (.51)     (.51)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.36   $  10.46  $  10.91  $  10.97   $  10.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (5.62%)++   (.18%)    4.18%     8.71%      4.88%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.60%*     1.59%     1.48%     1.45%      1.47%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.43%*     4.06%     4.63%     4.75%      4.65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    746   $    836  $  1,304  $    917   $  1,176
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.28%    129.23%    24.61%    47.83%    110.16%
                                                                      ========   ========  ========  ========   ========

                                                                                              Class D
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000        1999      1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.46   $  10.92  $  10.98  $  10.58   $  10.59
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .57       .56        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.80)      (.46)     (.06)      .40       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.55)       .04       .51       .96        .55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.50)     (.57)     (.56)      (.56)
                      Realized gain on investments--net                   (.30)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.50)     (.57)     (.56)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.36   $  10.46  $  10.92  $  10.98   $  10.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (5.38%)++    .24%     4.72%     9.38%      5.23%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.08%*     1.11%      .97%      .93%       .96%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.95%*     4.49%     5.15%     5.27%      5.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    892   $  1,166  $    338  $    335   $    411
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.28%    129.23%    24.61%    47.83%    110.16%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Texas Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                .25%          .25%
Class C                                .25%          .35%
Class D                                .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                             MLFD     MLPF&S

Class D                      $62       $669

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $34,552 and $38 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $28,484,559 and $34,956,410, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments.            $(2,796,315)   $(1,074,014)
Financial futures contracts           343,592        (95,313)
                                  -----------    -----------
Total                             $(2,452,723)   $(1,169,327)
                                  ===========    ===========

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,074,014, of which $564,731 related to appreciated securities and $1,638,745 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $44,284,327.


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $7,379,337 and $2,867,808 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            13,655    $   131,773
Shares issued to share-
holders in reinvestment of
dividends and distributions            25,055        241,596
                                   ----------    -----------
Total issued                           38,710        373,369
Shares redeemed                      (134,829)    (1,331,169)
                                   ----------    -----------
Net decrease                          (96,119)   $  (957,800)
                                   ==========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           149,938    $ 1,636,162
Shares issued to share-
holders in reinvestment of
dividends                              21,010        228,449
                                   ----------    -----------
Total issued                          170,948      1,864,611
Shares redeemed                      (255,815)    (2,776,777)
                                   ----------    -----------
Net decrease                          (84,867)   $  (912,166)
                                   ==========    ===========

Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            67,151    $   658,295
Shares issued to share-
holders in reinvestment of
dividends and distributions           101,104        973,524
                                   ----------    -----------
Total issued                          168,255      1,631,819
Automatic conversion of
shares                                   (257)        (2,498)
Shares redeemed                      (804,490)    (7,880,754)
                                   ----------    -----------
Net decrease                         (636,492)   $(6,251,433)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           430,754    $ 4,738,122
Shares issued to share-
holders in reinvestment of
dividends                              85,442        929,757
                                   ----------    -----------
Total issued                          516,196      5,667,879
Automatic conversion of
shares                                (17,695)      (188,671)
Shares redeemed                      (723,075)    (7,884,312)
                                   ----------    -----------
Net decrease                         (224,574)   $(2,405,104)
                                   ==========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             4,235    $    42,152
Shares issued to share-
holders in reinvestment of
dividends and distributions             2,803         26,972
                                   ----------    -----------
Total issued                            7,038         69,124
Shares redeemed                        (7,282)       (72,726)
                                   ----------    -----------
Net decrease                             (244)   $    (3,602)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            10,108    $   110,505
Shares issued to share-
holders in reinvestment of
dividends                               2,034         22,159
                                   ----------    -----------
Total issued                           12,142        132,664
Shares redeemed                       (51,606)      (565,253)
                                   ----------    -----------
Net decrease                          (39,464)   $  (432,589)
                                   ==========    ===========


Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             2,404    $    23,011
Automatic conversion of
shares                                    257          2,498
Shares issued to share-
holders in reinvestment of
dividends and distributions             1,998         19,282
                                   ----------    -----------
Total issued                            4,659         44,791
Shares redeemed                       (20,837)      (211,293)
                                   ----------    -----------
Net decrease                          (16,178)   $  (166,502)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            72,893    $   802,385
Automatic conversion of
shares                                 17,672        188,671
Shares issued to share-
holders in reinvestment of
dividends                               1,210         13,128
                                   ----------    -----------
Total issued                           91,775      1,004,184
Shares redeemed                       (11,252)      (122,133)
                                   ----------    -----------
Net increase                           80,523    $   882,051
                                   ==========    ===========


Merrill Lynch Texas Municipal Bond Fund
January 31, 2000


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Trustee of Merrill Lynch Texas Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863